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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000
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
Servicer Certificate                                                                                         (Page 1 of 3)
Distribution Date:                                                                                           01/20/98

Investor Certificateholder Floating Allocation Percentage                                                    97.16%
Investor Certificateholder Fixed Allocation Percentage                                                       97.32%
Aggregate Amount of  Collections                                                                             26,930,795.11
     Aggregate Amount of  Interest Collections                                                               7,817,666.89
     Aggregate Amount of  Principal Collections                                                              19,113,128.22
Class A Interest Collections                                                                                 7,595,504.43
Class A Principal Collections                                                                                17,516,983.54
Seller Interest Collections                                                                                  222,162.46
Seller Principal Collections                                                                                 1,596,144.68
Weighted Average Loan Rate                                                                                   13.75%
Net Loan Rate                                                                                                12.75%
Weighted Average Maximum Loan Rate                                                                           18.65%
Class A-1 Certificate Rate                                                                                   6.1088%
Maximum Investor Certificate Rate
12.7500%
Class A-1 Certificate Interest Distributed                                                                   3,310,302.77
Class A-1 Investor Certificate Interest Shortfall before Draw                                                      0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                                                             0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                                                          0.00
Unpaid Class A-1 Carryover Interest Amount                                                                             0.00
Maximum Principal Dist. Amount (MPDA)
18,600,552.35
Alternative Principal Dist. Amount (APDA)                                                                   17,516,983.54
Rapid Amortization Period? (Y=1, N=0)
0.00
Scheduled Principal  Distribution Amount (SPDA)                                                           17,516,983.54
Principal  allocable to Class A-1
17,516,983.54
SPDA deposited to Funding Account                                                                                        0.00
Subsequent Funding Mortgage Loans Purchased in Period                                                          0.00
Cumulative Subsequent Funding Mortgage Loans Purchased                                              135,722,113.20
Accelerated Principal Distribution Amount                                                                               0.00
APDA allocable to Class A-1                                                                                                 0.00
Reimbursement to Credit Enhancer
0.00
Spread Trigger hit?                                                                                          No
Loss Trigger hit?                                                                                            No
Reduction in Certificate Principal Balance due to Current Class A-1 Liquidation Loss Amount   754,323.65
Cumulative Investor Liquidation Loss Amount                                                                 754,323.65
Total Principal allocable to A-1                                                                             18,271,307.19
Beginning Class A-1 Certificate Principal Balance                                                            672,697,585.06
Ending Class A-1 Certificate Principal Balance                                                               654,426,277.87
Pool Factor (PF)                                                                                             0.8429277
Retransfer Deposit Amount (non 2.07 transfers)                                                                        0.00
Servicing Fees Distributed                                                                                   563,899.16
Beg. Accrued and Unpaid Inv. Servicing Fees
0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                                                                          0.00

Servicer Certificate                                                                                         (Page 2 of  3)
Distribution Date:                                                                                           01/20/98

End. Accrued and Unpaid Inv. Servicing Fees
0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                                                        0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07                                      0
Mortgage Loans Retransferred pursuant to 2.07 ($)                                                                    0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)                                                  0.00
Aggregate Investor Liquidation Loss Amount
754,323.65
Investor Loss Reduction Amount                                                                                             0.00
Beginning Pool Balance                                                                                       696,471,260.06
Ending Pool Balance                                                                                          678,173,375.92
Beginning Invested Amount                                                                                    676,678,989.06
Ending Invested Amount                                                                                       658,407,681.87
Beginning Seller Principal Balance                                                                           19,792,271.00
Ending Seller Principal Balance                                                                              19,765,694.05
Additional Balances                                                                                          1,596,144.68
Beginning Funding Account Balance                                                                                      0.00
Ending Funding Account Balance                                                                                         0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)
0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)
0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.                                      $0.00
Investment Earnings on Funding Account                                                                                 $0.00
Excess Funding Amount                                                                                                  $0.00
Beginning Spread Account Balance                                                                             2,786,983.00
Ending Spread Account Balance                                                                                2,786,983.00
Beginning Seller Interest                                                                                              2.84%
Ending Seller's Interest                                                                                               2.91%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                                                                                     1,498
   60 - 89 days (Del Stat 2)                                                                                 51,492,180.10
     No. of Accounts                                                                                                   287
     Trust Balance                                                                                           9,741,082.09
   90+ (Del Stat 3+)
     No. of Accounts                                                                                                   521
     Trust Balance                                                                                           18,292,784.04
   REO
     No. of Accounts                                                                                                   33
     Trust Balance                                                                                           1,502,808.65
Rapid Amortization Event ?                                                                                             No
   Failure to make payment within 5 Business Days of Required Date ?                                                   No
   Failure to perform covenant relating to Trust's Security Interest ?                                                 No
   Failure to perform other covenants as described in the Agreement ?
No
   Breach of Representation or Warranty ?                                                                              No
   Bankruptcy, Insolvency or Receivership relating to Seller ?                                                         No
   Subject to Investment Company Act of 1940 Regulation ?
No
   Servicing Termination ?                                                                                             No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-Funded
AmouNo
Event of Default ?                                                                                                     No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date ?                                           No
   Failure by Servicer to perform covenant relating to Trust's Security Interest ?
No
Servicer Certificate                                                                                          (Page 3 of  3)
Distribution Date:                                                                                           01/20/98

   Failure by Servicer to perform other covenants as described in the Agreement?                                       No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?                                                No
   Trigger Event ?                                                                                                     No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)                                                     N/A
Premium Distributed to Credit Enhancer                                                                                 0.00
Amount Distributed to Seller                                                                                 1,818,307.14
Master Servicer Credit Facility Amount                                                                                 0.00
Guaranteed Principal Distribution Amount                                                                               0.00
Credit Enhancement Draw Amount                                                                                         0.00
Spread Account Draw Amount                                                                                             0.00
Capitalized Interest Account Draw                                                                                      0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
0.00
Amount paid to Trustee                                                                                                 0.00
Cumulative Draw under Policy                                                                                           0.00
Net Yield                                                                                                              5.26%
Total  Available Funds
     Aggregate Amount of Collections                                                                         26,930,795.11
     Deposit for principal not used to purchase subsequent loans                                                              0.00
     Interest Earnings on the Funding Account                                                                                 0.00
     Total                                                                                                         26,930,795.11
Application of Available Funds
     Servicing Fee                                                                                                 563,899.16
     Principal and Interest to Class A-1                                                                           21,581,609.96
     Seller's portion of Principal and Interest                                                                    1,818,307.14
     Funds deposited into Funding Account (Net)                                                                               0.00
     Funds deposited into Spread  Account                                                                                     0.00
     Excess funds released to Seller                                                                               2,966,978.85
     Total                                                                                                         26,930,795.11

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.



A Servicing Officer
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Statement to Certificateholders                                                                                    (Page 1 of 2)
Distribution Date:                                                                                                 01/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage                                                           97.1582%
Class A Certificateholder Fixed Allocation Percentage                                                              97.3182%
Beginning Class A-1 Certificate Balance                                                                            672,697,585.06
Class A-1 Certificate Rate                                                                                         6.108750%
Class A-1 Certificate Interest Distributed                                                                         4.263805
Class A-1 Certificate Interest Shortfall Distributed                                                               0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall                                                          0.000000
Rapid Amortization Event ?                                                                                         No
Class A-1 Certificate Principal Distributed
23.534187
   Maximum Principal Distribution Amount                                                                           23.958268
   Scheduled Principal  Distribution Amount (SPDA)                                                                 22.562587
   Accelerated Principal Distribution Amount                                                                       0.000000
   Aggregate Investor Liquidation Loss Amount Distributed                                                          0.971600
Total Amount Distributed to Certificateholders                                                                     26.826392
Principal Collections deposited into Funding Account                                                               0.00
Ending Funding Account Balance                                                                                     0.00
Ending Class A-1 Certificate Balance                                                                               654,426,277.87
Class A-1 Factor                                                                                                   0.8429277
Pool Factor (PF)                                                                                                   0.8429277
Unreimbursed Liquidation Loss Amount                                                                               $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                                                           $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount                                                  $0
Class A Servicing Fee                                                                                              563,899.16
Beginning Invested Amount                                                                                          676,678,989.06
Ending Invested Amount                                                                                             658,407,681.87
Beginning Pool Balance                                                                                             696,471,260.06
Ending Pool Balance                                                                                                678,173,375.92
Spread Account Draw Amount                                                                                         0.00
Credit Enhancement Draw Amount                                                                                     0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                                                                          1,498
     Trust Balance                                                                                                 51,492,180.10
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                                                                          287
     Trust Balance                                                                                                 9,741,082.09
   90+ (Del Stat 3+)
     No. of Accounts                                                                                                          521
     Trust Balance                                                                                                 18,292,784.04
   REO
     No. of Accounts                                                                                                          33
     Trust Balance                                                                                                 1,502,808.65
Aggregate Liquidation Loss Amount for Liquidated Loans                                                             511,204.62
Class A-1 Certificate Rate for Next Distribution Date                                                              To be updated
Amount of any Draws on the Policy                                                                                             0.00
Subsequent Mortgage Loans
     No. of Accounts                                                                                                          0.00
     Trust Balance                                                                                                            0.00
     Cumulative No. of Accounts                                                                                               4,332
     Cumulative Trust Balance                                                                                      135,722,113.20

Statement to Certificateholders                                                                                     (Page 2 of 2)
Distribution Date:                                                                                                 01/20/98

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07     0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                   0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)        0.00

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